Prospectus Supplement dated December 19, 2018
To
Davis Financial Portfolio
Portfolio of Davis Variable Account Fund, Inc.
Prospectus and Statement of Additional Information dated May 1, 2018
Effective December 31, 2018, Pierce Crosbie will serve as co-Portfolio Manager of Davis Financial Portfolio. The Management section of the Davis Financial Portfolio summary prospectus is replaced with the following.
Management
Investment Adviser. Davis Selected Advisers, L.P. serves as the Fund’s investment adviser.
Sub-Adviser. Davis Selected Advisers–NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.
Portfolio Manager	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	From July 1999 until May 2007 and since January 2014	Chairman, Davis Selected Advisers, L.P.
Pierce Crosbie	Since December 2018	Vice President, Davis Selected Advisers – NY, Inc.

The following is added to the Portfolio Managers section of the Prospectus.
Pierce Crosbie has served as a Portfolio Manager of Davis Financial Portfolio since December 2018 and also serves as a research analyst for other equity funds advised by Davis Advisors. Mr. Crosbie joined Davis Advisors in 2008.

Statement of Additional Information Supplement dated December 19, 2018
To
Davis Financial Portfolio
Portfolio of Davis Variable Account Fund, Inc.
Prospectus and Statement of Additional Information dated May 1, 2018
Effective December 31, 2018, Pierce Crosbie will serve as co-Portfolio Manager of Davis Financial Portfolio. The section of Portfolio Managers is updated with the following information
Davis Financial Portfolio. The portfolio managers of Davis Financial Portfolio are Christopher Davis and Pierce Crosbie. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Accounts Managed as of December 31, 2017
Portfolio Managers	Dollar Range of Fund Shares Owned(5)	Number of RICs(2)	Assets(1) in RICs in millions	Number of OPIV(3)	Assets(1) in OPIV(3) in millions	Number of OA(4)	Assets in OA(4) in millions
Davis Financial Portfolio
Christopher Davis	None	15	$19,245.7	9	$1,098.0	46	$8,264.2
Pierce Crosbie	None	1	$7,825.5	0	$0.0	0	$0.0

Structure of Compensation
Pierce Crosbie’s, Danton Goei’s, and Chandler Spears’ compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P., including Units and/or phantom Units; (iv) an incentive plan whereby the Adviser purchases shares in certain mutual funds managed by the Adviser, which vest based on the passage of time provided that the Portfolio Manager is still employed by the Adviser; and (v) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. In the case of fund shares purchased as described above in (v), at the end of specified periods, generally five-years following the date of purchase, some, all or none of the Fund shares will be registered in the employee’s name based on Fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.